Filed Pursuant to Rule 424(b)(3)

                                                     Registration No. 333-31450



PROSPECTUS SUPPLEMENT DATED DECEMBER 20, 2000

(To Prospectus filed on March 30, 2000)



                                PMC-SIERRA, INC.


                                   PROSPECTUS

                         296,676 Shares of Common Stock
                          ----------------------------


         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.


         The table captioned "Selling Stockholders" commencing on page 3 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                Shares to be
                                                              Offered for the
Selling Stockholders                                        Selling Stockholder
---------------------------------                          ---------------------

Meredith Anne Wright                                                    5